SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C.  20549

                                        FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934


                    Date of Report (Date of earliest event reported)
                                      April 17, 2000
                             ----------------------------------


                           SALOMON SMITH BARNEY HOLDINGS INC.
                 (Exact name of registrant as specified in its charter)



        Delaware                1-4346                       22-1660266
(State or other              (Commission File Number)     (IRS Employer
 jurisdiction of                                           Identification No.)
 incorporation)


                 388 Greenwich Street, New York, NY              10013
              (Address of principal executive offices)        (Zip Code)



                                   (212) 816-6000
               (Registrant's telephone number, including area code)










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                                SALOMON SMITH BARNEY HOLDINGS INC.
                                    Current Report on Form 8-K



Item 5.  Other Events


Results of Operations
(Unaudited)

This report summarizes the results of operations of Salomon Smith Barney Holdings Inc. for the three month period ended March 31, 2000 and 1999. Certain prior period amounts have been reclassified to conform to current period presentation.





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

                          SALOMON SMITH BARNEY HOLDINGS INC.
                                SELECTED FINANCIAL DATA
                           (Unaudited, dollars in millions)



                                                                       March 31,
                                                                  ------------------
                                                              2000                  1999
                                                              ----                  ----

Total stockholder's equity                                $   9,876             $   9,596

Total assets under fee-based management                   $ 345,300             $ 289,700


                                                                        Three
                                                                     Months Ended
                                                                       March 31,
                                                                2000            1999
Revenues:

 Commissions                                                   $1,313         $   903
 Investment banking                                               913             664
 Principal transactions                                           863             978
 Asset management and administration fees                         778             613
 Other                                                            132              66
                                                               ------          ------
   Total noninterest revenues                                   3,999           3,224
                                                               ------          ------
 Interest and dividends                                         3,329           2,613
 Interest expense                                               2,942           2,249
                                                               ------          ------

   Net interest and dividends                                     387             364
                                                               ------          ------

   Revenues, net of interest expense                            4,386           3,588
                                                               ------          ------

Noninterest expenses:

 Compensation and benefits                                      2,066           1,845
 Floor brokerage and other production                             148              99
 Communications                                                   136             122
 Occupancy and equipment                                          122             111
 Advertising and market development                                97              72
 Professional services                                             68              54
 Other operating and administrative expenses                      168             164
 Restructuring credit                                               -            (211)
                                                               ------          ------
   Total noninterest expenses                                   2,805           2,256
                                                               ------          ------

   Income before income taxes and cumulative
     effect of change in accounting principle                   1,581           1,332

Provision for income taxes                                        593             488
                                                               ------          ------

Income before cumulative effect
 of change in accounting principle                                988             844
                                                               ------          ------

Cumulative effect of change in accounting
 principle (net of tax benefit of $12)                              -             (15)
                                                               ------          ------

Net income                                                    $   988         $   829
                                                               ======          ======




                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: April 17, 2000                        SALOMON SMITH BARNEY HOLDINGS INC.




                                              By:    /s/Michael J. Day
                                                        Michael J. Day
                                                         Controller